Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
THIRD QUARTER 2026
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on October 15, 2026. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.
BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.
ACQUISITION OF FIRSTBANK HOLDING COMPANY
On January 5, 2026, PNC completed its acquisition of FirstBank Holding Company, including its banking subsidiary FirstBank. At close, FirstBank had $26 billion of assets, $16 billion of loans and $23 billion of deposits. Effective January 5, 2026, FirstBank’s financial results are included in PNC’s consolidated operations.

As of June 22, 2026, PNC converted approximately 780,000 customers, more than 1,620 employees and 95 branches across Colorado and Arizona, merging FirstBank into PNC Bank. Our second quarter 2026 Form 10-Q included additional information on this acquisition.
EDUCATION LOAN PORTFOLIO
During the third quarter of 2026, PNC transferred its $1.4 billion education loan portfolio to Loans held-for-sale and incurred $35 million in charge-offs upon transfer. Prior to the transfer, this portfolio was included in loan disclosures within the Other consumer loan class.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions, except per share data	2026	2026	2026	2025	2025	2026	2025
Interest Income
Loans	$5,187	$4,986	$4,792	$4,640	$4,751	$14,965	$13,832
Investment securities	1,356	1,263	1,202	1,188	1,211	3,821	3,486
Other	461	445	450	552	565	1,356	1,609
Total interest income	7,004	6,694	6,444	6,380	6,527	20,142	18,927
Interest Expense
Deposits	1,799	1,682	1,735	1,864	1,980	5,216	5,633
Borrowed funds	999	905	748	785	899	2,652	2,615
Total interest expense	2,798	2,587	2,483	2,649	2,879	7,868	8,248
Net interest income	4,206	4,107	3,961	3,731	3,648	12,274	10,679
Noninterest Income
Asset management and brokerage	447	440	420	411	404	1,307	1,186
Capital markets and advisory	433	577	463	489	432	1,473	1,059
Card and cash management	769	772	738	733	737	2,279	2,166
Lending and deposit services	358	346	340	342	335	1,044	968
Residential and commercial mortgage	135	144	118	148	161	397	423
Other income
Gains related to Visa share exchange	11	448	—	—	—	459	—
Securities gains (losses)	(1)	(139)	28	(7)	—	(112)	(2)
Other (a)	204	180	97	224	198	481	549
Total other income	214	489	125	217	198	828	547
Total noninterest income	2,356	2,768	2,204	2,340	2,267	7,328	6,349
Total revenue	6,562	6,875	6,165	6,071	5,915	19,602	17,028
Provision For Credit Losses	189	191	210	139	167	590	640
Noninterest Expense
Personnel	2,031	2,273	2,106	2,033	1,970	6,410	5,749
Occupancy	262	252	262	247	235	776	715
Equipment	435	435	415	412	416	1,285	1,194
Marketing	106	110	87	101	93	303	277
Other	917	1,028	898	810	747	2,843	2,296
Total noninterest expense	3,751	4,098	3,768	3,603	3,461	11,617	10,231
Income before income taxes and noncontrolling interests	2,622	2,586	2,187	2,329	2,287	7,395	6,157
Income taxes	525	531	415	296	465	1,471	1,193
Net income	2,097	2,055	1,772	2,033	1,822	5,924	4,964
Less: Net income attributable to noncontrolling interests	16	15	12	13	14	43	48
Preferred stock dividends (b)	73	85	73	83	71	231	225
Preferred stock discount accretion and redemptions	2	2	1	3	2	5	6
Net income attributable to common shareholders	$2,006	$1,953	$1,686	$1,934	$1,735	$5,645	$4,685
Earnings Per Common Share
Basic	$4.98	$4.82	$4.13	$4.88	$4.36	$13.92	$11.73
Diluted	$4.97	$4.81	$4.13	$4.88	$4.35	$13.91	$11.72
Average Common Shares Outstanding
Basic	401	403	405	394	396	403	397
Diluted	401	403	405	394	396	403	397
Efficiency	57%	60%	61%	59%	59%	59%	60%
Noninterest income to total revenue	36%	40%	36%	39%	38%	37%	37%
Effective tax rate (c)	20.0%	20.5%	19.0%	12.7%	20.3%	19.9%	19.4%
(a)Includes Visa derivative fair value adjustments of $(36) million, $(85) million, $(32) million, $(41) million and $(35) million for the quarters ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025 and $(153) million and $(73) million for the nine months ended September 30, 2026 and September 30, 2025, respectively. These adjustments are primarily related to escrow funding and the extension of anticipated litigation resolution timing.
(b)Dividends are payable quarterly, other than Series S preferred stock, which is payable semiannually.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	September 30	June 30	March 31	December 31	September 30
In millions, except par value	2026	2026	2026	2025	2025
Assets
Cash and due from banks	$5,755	$5,951	$5,646	$6,777	$5,553
Interest-earning deposits with banks (a)	24,670	22,794	26,053	32,936	33,318
Loans held for sale (b)	2,753	1,522	1,332	1,939	1,104
Investment securities – available-for-sale	67,175	71,100	71,072	68,135	68,297
Investment securities – held-to-maturity	79,195	78,406	72,040	70,105	73,226
Loans (b)	378,792	367,953	360,923	331,481	326,616
Allowance for loan and lease losses	(4,536)	(4,652)	(4,663)	(4,410)	(4,478)
Net loans	374,256	363,301	356,260	327,071	322,138
Equity investments	12,094	11,735	10,512	10,790	9,972
Mortgage servicing rights	4,049	3,801	3,816	3,659	3,627
Goodwill	13,317	13,317	13,282	10,959	10,962
Other (b)	44,552	44,107	43,015	41,201	40,570
Total assets	$627,816	$616,034	$603,028	$573,572	$568,767
Liabilities
Deposits
Noninterest-bearing	$99,720	$99,356	$99,297	$91,748	$91,207
Interest-bearing (b)	366,642	350,436	358,351	349,118	341,542
Total deposits	466,362	449,792	457,648	440,866	432,749
Borrowed funds
Federal Home Loan Bank advances	36,512	40,416	21,417	13,000	16,100
Senior debt	36,310	38,144	38,021	38,642	38,695
Subordinated debt	4,239	4,396	4,502	3,016	3,512
Other (b)	2,696	2,767	2,726	2,443	4,037
Total borrowed funds	79,757	85,723	66,666	57,101	62,344
Allowance for unfunded lending related commitments	850	809	832	818	775
Accrued expenses and other liabilities (b)	18,437	15,649	14,206	14,151	13,861
Total liabilities	565,406	551,973	539,352	512,936	509,729
Equity
Preferred stock (c)	—	—	—	—	—
Common stock - $5 par value
Authorized 800,000,000 shares, issued 557,291,841; 557,291,838; 557,213,012; 543,497,966 and 543,412,079 shares	2,786	2,786	2,786	2,717	2,717
Capital surplus	22,059	21,999	21,926	18,922	18,859
Retained earnings	66,715	65,518	64,256	63,266	62,008
Accumulated other comprehensive income (loss)	(6,472)	(4,120)	(3,773)	(3,408)	(4,077)
Common stock held in treasury at cost: 160,049,284; 157,826,113; 155,167,491; 153,084,091 and 151,030,533 shares	(22,735)	(22,175)	(21,568)	(20,912)	(20,517)
Total shareholders’ equity	62,353	64,008	63,627	60,585	58,990
Noncontrolling interests	57	53	49	51	48
Total equity	62,410	64,061	63,676	60,636	59,038
Total liabilities and equity	$627,816	$616,034	$603,028	$573,572	$568,767
(a)Amounts include balances held with the Federal Reserve Bank of $23.9 billion, $22.2 billion, $25.3 billion, $32.0 billion and $32.7 billion as of September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our second quarter 2026 Form 10-Q included, and our third quarter 2026 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2026	2026	2026	2025	2025	2026	2025
Assets
Interest-earning assets:
Investment securities
Securities available-for-sale
Residential mortgage-backed	$35,582	$37,333	$34,652	$33,564	$34,752	$35,859	$34,374
U.S. Treasury and government agencies	27,886	27,972	28,491	28,119	26,799	28,114	25,527
Other	8,563	8,407	8,505	8,202	8,293	8,492	7,875
Total securities available-for-sale	72,031	73,712	71,648	69,885	69,844	72,465	67,776
Securities held-to-maturity
Residential mortgage-backed	53,623	46,512	45,078	42,925	42,667	48,436	41,060
U.S. Treasury and government agencies	17,575	18,687	20,683	23,426	25,540	18,970	27,111
Other	8,121	8,188	7,117	5,983	6,384	7,812	6,912
Total securities held-to-maturity	79,319	73,387	72,878	72,334	74,591	75,218	75,083
Total investment securities	151,350	147,099	144,526	142,219	144,435	147,683	142,859
Loans
Commercial and industrial	232,552	223,711	211,358	198,726	195,903	222,618	190,571
Commercial real estate	36,623	35,057	34,367	30,173	30,850	35,357	31,911
Consumer	54,704	55,334	55,483	54,884	54,238	55,171	53,840
Residential real estate	48,295	49,094	49,675	44,146	44,941	49,016	45,526
Total loans	372,174	363,196	350,883	327,929	325,932	362,162	321,848
Interest-earning deposits with banks (c)	27,686	30,734	32,612	32,009	35,003	30,327	33,815
Other interest-earning assets	14,904	13,985	12,457	18,618	12,759	13,799	11,432
Total interest-earning assets	566,114	555,014	540,478	520,775	518,129	553,971	509,954
Noninterest-earning assets	62,772	61,256	60,984	55,071	53,404	61,652	53,350
Total assets	$628,886	$616,270	$601,462	$575,846	$571,533	$615,623	$563,304
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$82,821	$81,402	$85,196	$78,742	$75,890	$83,131	$73,297
Demand	135,951	136,487	137,558	132,591	128,962	136,660	126,760
Savings	105,192	102,624	100,940	97,188	96,627	102,934	97,018
Time deposits	36,012	33,027	35,579	36,180	37,593	34,874	35,363
Total interest-bearing deposits	359,976	353,540	359,273	344,701	339,072	357,599	332,438
Borrowed funds
Federal Home Loan Bank advances	37,595	29,362	16,616	14,671	17,615	27,935	18,538
Senior debt	38,278	38,184	37,383	38,623	38,012	37,952	36,374
Subordinated debt	4,541	4,544	4,200	3,299	3,616	4,430	3,871
Other	5,260	6,843	4,675	3,722	7,070	5,594	6,594
Total borrowed funds	85,674	78,933	62,874	60,315	66,313	75,911	65,377
Total interest-bearing liabilities	445,650	432,473	422,147	405,016	405,385	433,510	397,815
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	101,208	103,479	99,081	94,834	92,756	101,263	92,760
Accrued expenses and other liabilities	18,831	16,848	16,944	16,646	15,624	17,541	16,382
Equity	63,197	63,470	63,290	59,350	57,768	63,309	56,347
Total liabilities and equity	$628,886	$616,270	$601,462	$575,846	$571,533	$615,623	$563,304
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Fair value adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets).
(c)Amounts include average balances held with the Federal Reserve Bank of $26.9 billion, $29.9 billion, $31.8 billion, $31.3 billion and $34.2 billion for the three months ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025 and $29.5 billion and $33.1 billion for the nine months ended September 30, 2026 and 2025, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
	2026	2026	2026	2025	2025	2026	2025
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available-for-sale
Residential mortgage-backed	3.92%	3.85%	3.72%	3.80%	3.82%	3.83%	3.76%
U.S. Treasury and government agencies	3.96%	3.94%	4.04%	4.29%	4.58%	3.98%	4.56%
Other	4.07%	4.01%	4.00%	3.97%	3.91%	4.02%	3.75%
Total securities available-for-sale	3.95%	3.90%	3.88%	4.02%	4.12%	3.91%	4.06%
Securities held-to-maturity
Residential mortgage-backed	3.62%	3.31%	3.20%	3.13%	3.07%	3.39%	2.94%
U.S. Treasury and government agencies	1.67%	1.64%	1.59%	1.50%	1.51%	1.63%	1.52%
Other	4.42%	4.36%	4.23%	4.28%	4.35%	4.34%	4.36%
Total securities held-to-maturity	3.27%	3.00%	2.84%	2.70%	2.65%	3.04%	2.56%
Total investment securities	3.59%	3.45%	3.36%	3.35%	3.36%	3.47%	3.27%
Loans
Commercial and industrial	5.42%	5.39%	5.43%	5.55%	5.78%	5.41%	5.74%
Commercial real estate	5.69%	5.71%	5.79%	5.92%	6.06%	5.73%	6.00%
Consumer	7.06%	6.94%	6.99%	7.09%	7.18%	7.00%	7.14%
Residential real estate	4.00%	4.03%	3.97%	3.74%	3.75%	4.00%	3.77%
Total loans	5.50%	5.47%	5.50%	5.60%	5.76%	5.49%	5.72%
Interest-earning deposits with banks	3.66%	3.63%	3.64%	3.92%	4.34%	3.64%	4.37%
Other interest-earning assets	5.39%	4.69%	4.95%	4.95%	5.51%	5.02%	5.71%
Total yield on interest-earning assets	4.90%	4.82%	4.80%	4.86%	4.99%	4.84%	4.94%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	2.62%	2.51%	2.53%	2.77%	3.07%	2.55%	3.02%
Demand	1.66%	1.60%	1.61%	1.78%	1.96%	1.63%	1.91%
Savings	1.49%	1.48%	1.49%	1.62%	1.68%	1.49%	1.65%
Time deposits	3.15%	3.03%	3.26%	3.53%	3.67%	3.15%	3.66%
Total interest-bearing deposits	1.98%	1.91%	1.96%	2.14%	2.32%	1.95%	2.26%
Borrowed funds
Federal Home Loan Bank advances	3.94%	3.89%	3.98%	4.41%	4.73%	3.93%	4.74%
Senior debt	5.19%	5.10%	5.14%	5.55%	5.85%	5.15%	5.76%
Subordinated debt	5.26%	5.16%	5.12%	5.52%	5.81%	5.18%	5.68%
Other	4.77%	4.08%	4.14%	4.02%	4.19%	4.31%	4.26%
Total borrowed funds	4.62%	4.57%	4.76%	5.18%	5.38%	4.64%	5.31%
Total rate on interest-bearing liabilities	2.49%	2.39%	2.37%	2.59%	2.81%	2.42%	2.76%
Interest rate spread	2.41%	2.43%	2.43%	2.27%	2.18%	2.42%	2.18%
Benefit from use of noninterest-bearing sources (b)	0.53%	0.53%	0.52%	0.57%	0.61%	0.53%	0.61%
Net interest margin (c)(d)	2.94%	2.96%	2.95%	2.84%	2.79%	2.95%	2.79%
(a)Yields and rates are calculated using the applicable annualized interest income or expense for each product, based on its contractual day-count convention (e.g., 30/360; actual/actual; actual/360), divided by the applicable average earning assets or interest-bearing liabilities. This approach accounts for differences in product conventions to reduce seasonal volatility in net interest margin.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.
(c)Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources.
(d)To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025 were $26 million, $27 million, $29 million, $31 million and $30 million, respectively. The taxable-equivalent adjustments to net interest income for the nine months ended September 30, 2026 and 2025 were $82 million and $86 million, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	September 30	June 30	March 31	December 31	September 30
In millions	2026	2026	2026	2025	2025
Commercial
Commercial and industrial
Financial services	$49,120	$44,297	$42,224	$37,592	$33,939
Manufacturing	36,460	35,114	34,977	30,623	31,044
Service providers	28,149	27,756	27,303	25,552	25,159
Wholesale trade	24,160	22,713	21,146	19,843	19,917
Real estate related (a)	19,774	17,994	17,138	15,275	15,405
Retail trade	14,156	13,375	12,973	12,073	12,408
Technology, media and telecommunications	12,952	12,682	13,613	12,324	11,594
Rental and leasing	10,627	9,696	9,281	9,074	8,940
Health care	10,023	9,536	9,526	9,135	9,851
Transportation and warehousing	9,964	9,893	9,872	9,258	8,156
Other industries	24,646	24,859	23,137	22,149	20,681
Total commercial and industrial	240,031	227,915	221,190	202,898	197,094
Commercial real estate	36,960	35,962	34,770	29,565	30,281
Total commercial	276,991	263,877	255,960	232,463	227,375
Consumer
Residential real estate	48,026	48,709	49,567	43,760	44,637
Home equity	26,280	26,280	26,223	25,941	25,942
Automobile	15,345	15,872	16,325	16,591	16,272
Credit card	7,527	7,311	7,069	7,014	6,636
Other consumer (b)	4,623	5,904	5,779	5,712	5,754
Total consumer	101,801	104,076	104,963	99,018	99,241
Total loans	$378,792	$367,953	$360,923	$331,481	$326,616
(a)Represents loans to customers in the real estate and construction industries.
(b)During the third quarter of 2026, PNC transferred its $1.4 billion education loan portfolio to Loans held-for-sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2026	2026	2026	2025	2025	2026	2025
Allowance for loan and lease losses
Beginning balance	$4,652	$4,663	$4,410	$4,478	$4,523	$4,410	$4,486
Acquisition PCD reserves	—	—	93	—	—	93	—
Acquisition PSL reserves (a)	—	—	229	—	—	229	—
Adjusted beginning balance	4,652	4,663	4,732	4,478	4,523	4,732	4,486
Gross charge-offs:
Commercial and industrial	(131)	(141)	(129)	(85)	(97)	(401)	(309)
Commercial real estate	(33)	(24)	(19)	(15)	(19)	(76)	(101)
Residential real estate	(2)	—	(1)	—	(6)	(3)	(8)
Home equity	(11)	(10)	(10)	(7)	(10)	(31)	(28)
Automobile	(28)	(29)	(31)	(33)	(32)	(88)	(97)
Credit card	(68)	(78)	(74)	(73)	(76)	(220)	(247)
Other consumer (b)	(79)	(42)	(45)	(43)	(44)	(166)	(130)
Acquired loans (c)	—	—	(45)	—	—	(45)	—
Total gross charge-offs	(352)	(324)	(354)	(256)	(284)	(1,030)	(920)
Recoveries:
Commercial and industrial	35	33	33	33	38	101	133
Commercial real estate	1	3	5	3	6	9	19
Residential real estate	3	2	2	3	3	7	8
Home equity	13	7	8	8	7	28	27
Automobile	20	21	20	22	25	61	72
Credit card	19	19	20	15	17	58	47
Other consumer	4	13	13	10	9	30	32
Total recoveries	95	98	101	94	105	294	338
Net (charge-offs) / recoveries:
Commercial and industrial	(96)	(108)	(96)	(52)	(59)	(300)	(176)
Commercial real estate	(32)	(21)	(14)	(12)	(13)	(67)	(82)
Residential real estate	1	2	1	3	(3)	4	—
Home equity	2	(3)	(2)	1	(3)	(3)	(1)
Automobile	(8)	(8)	(11)	(11)	(7)	(27)	(25)
Credit card	(49)	(59)	(54)	(58)	(59)	(162)	(200)
Other consumer	(75)	(29)	(32)	(33)	(35)	(136)	(98)
Acquired loans	—	—	(45)	—	—	(45)	—
Total net (charge-offs)	(257)	(226)	(253)	(162)	(179)	(736)	(582)
Provision for credit losses (d)	141	213	188	93	136	542	567
Other	—	2	(4)	1	(2)	(2)	7
Ending balance	$4,536	$4,652	$4,663	$4,410	$4,478	$4,536	$4,478
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(128)	$(129)	$(120)	$(64)	$(72)	$(377)	$(258)
Consumer net charge-offs	(129)	(97)	(133)	(98)	(107)	(359)	(324)
Total net charge-offs	(257)	(226)	(253)	(162)	(179)	(736)	(582)
Net charge-offs to average loans (annualized)	0.28%	0.25%	0.29%	0.20%	0.22%	0.26%	0.24%
Commercial	0.20%	0.20%	0.18%	0.11%	0.13%	0.18%	0.15%
Consumer	0.49%	0.37%	0.38%	0.39%	0.43%	0.42%	0.44%
(a)On January 1, 2026, we adopted ASU 2025-08 - Financial Instruments - Credit Losses (Topic 326): Purchased Loans, and established the initial ACL for purchased seasoned loans (PSLs). Our third quarter 2026 Form 10-Q will include additional information on the adoption of this ASU.
(b)During the third quarter of 2026, PNC transferred its $1.4 billion education loan portfolio to Loans held-for-sale and incurred $35 million in charge-offs upon transfer.
(c)Primarily represents the charge-off of certain loans previously charged off by FirstBank, which were written up upon acquisition to unpaid principal balance as required by purchase accounting.
(d)See Table 7 for the components of the Provision for credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for Credit Losses

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2026	2026	2026	2025	2025	2026	2025
Provision for credit losses
Loans and leases	$141	$213	$188	$93	$136	$542	$567
Unfunded lending related commitments	40	(20)	14	43	16	34	54
Investment securities	—	(1)	—	—	(1)	(1)	1
Other financial assets	8	(1)	8	3	16	15	18
Total provision for credit losses	$189	$191	$210	$139	$167	$590	$640

Table 8: Allowance for Credit Losses by Loan Class (a)

	September 30, 2026			June 30, 2026			September 30, 2025
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$2,106	$240,031	0.88%	$2,219	$227,915	0.97%	$2,036	$197,094	1.03%
Commercial real estate	1,085	36,960	2.94%	1,035	35,962	2.88%	1,142	30,281	3.77%
Total commercial	3,191	276,991	1.15%	3,254	263,877	1.23%	3,178	227,375	1.40%
Consumer
Residential real estate	101	48,026	0.21%	90	48,709	0.18%	50	44,637	0.11%
Home equity	270	26,280	1.03%	280	26,280	1.07%	285	25,942	1.10%
Automobile	150	15,345	0.98%	160	15,872	1.01%	153	16,272	0.94%
Credit card	654	7,527	8.69%	647	7,311	8.85%	596	6,636	8.98%
Other consumer	170	4,623	3.68%	221	5,904	3.74%	216	5,754	3.75%
Total consumer	1,345	101,801	1.32%	1,398	104,076	1.34%	1,300	99,241	1.31%
Total	4,536	$378,792	1.20%	4,652	$367,953	1.26%	4,478	$326,616	1.37%
Allowance for unfunded lending related commitments	850			809			775
Allowance for credit losses	$5,386			$5,461			$5,253

Supplemental Information
Allowance for credit losses to total loans			1.42%			1.48%			1.61%
Commercial			1.40%			1.49%			1.68%
Consumer			1.47%			1.48%			1.45%
(a)    Excludes allowances for investment securities and other financial assets, which together totaled $103 million, $99 million and $101 million at September 30, 2026, June 30, 2026 and September 30, 2025, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2026	2026	2026	2025	2025
Nonperforming loans
Commercial
Commercial and industrial
Service providers	$269	$131	$136	$116	$119
Wholesale trade	107	106	97	161	96
Manufacturing	110	186	224	98	75
Transportation and warehousing	77	83	71	62	68
Real estate related (a)	63	50	25	27	20
Health care	50	47	42	47	45
Technology, media and telecommunications	41	41	25	27	83
Retail trade	9	14	79	194	36
Rental and leasing	5	4	5	6	13
Other industries	24	23	46	46	64
Total commercial and industrial	755	685	750	784	619
Commercial real estate	559	464	630	574	663
Total commercial	1,314	1,149	1,380	1,358	1,282
Consumer (b)
Residential real estate	319	325	316	320	326
Home equity	465	456	447	439	431
Automobile	81	82	85	83	82
Credit card	12	11	12	13	13
Other consumer	3	4	3	5	3
Total consumer	880	878	863	860	855
Total nonperforming loans (c)	2,194	2,027	2,243	2,218	2,137
OREO, foreclosed and other assets (d)	131	123	139	143	162
Total nonperforming assets	$2,325	$2,150	$2,382	$2,361	$2,299
Nonperforming loans to total loans	0.58%	0.55%	0.62%	0.67%	0.65%
Nonperforming assets to total loans, OREO, foreclosed and other assets (d)	0.61%	0.58%	0.66%	0.71%	0.70%
Nonperforming assets to total assets	0.37%	0.35%	0.40%	0.41%	0.40%
Allowance for loan and lease losses to nonperforming loans	207%	230%	208%	199%	210%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.
(d)Amounts include nonaccrual servicing advances primarily to single asset/single borrower trusts with commercial real estate as collateral totaling $86 million, $90 million, $103 million, $105 million and $127 million at September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively.

Table 10: Change in Nonperforming Assets

	Three months ended
	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2026	2026	2026	2025	2025
Beginning balance	$2,150	$2,382	$2,361	$2,299	$2,141
New nonperforming assets	692	335	539	569	653
Charge-offs and valuation adjustments	(153)	(150)	(152)	(91)	(103)
Principal activity, including paydowns and payoffs	(293)	(174)	(343)	(248)	(299)
Asset sales and transfers to loans held for sale	(3)	(68)	(9)	(33)	(13)
Returned to performing status	(68)	(175)	(95)	(135)	(80)
Acquired nonperforming assets	—	—	81	—	—
Ending balance	$2,325	$2,150	$2,382	$2,361	$2,299

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2026	2026	2026	2025	2025
Commercial
Commercial and industrial	$106	$123	$283	$182	$161
Commercial real estate	11	7	90	14	9
Total commercial	117	130	373	196	170
Consumer
Residential real estate
Non government insured	212	305	221	170	166
Government insured	66	67	63	73	79
Home equity	60	65	73	70	73
Automobile	60	59	59	74	70
Credit card	42	37	41	45	45
Other consumer	8	32	33	32	32
Total consumer	448	565	490	464	465
Total	$565	$695	$863	$660	$635
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.15%	0.19%	0.24%	0.20%	0.19%
Commercial	0.04%	0.05%	0.15%	0.08%	0.07%
Consumer	0.44%	0.54%	0.47%	0.47%	0.47%
(a)Excludes loans held for sale.

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2026	2026	2026	2025	2025
Commercial
Commercial and industrial	$85	$121	$50	$103	$67
Commercial real estate	102	9	17	98	—
Total commercial	187	130	67	201	67
Consumer
Residential real estate
Non government insured	61	78	69	57	48
Government insured	37	37	41	44	39
Home equity	27	26	32	30	27
Automobile	16	15	15	18	17
Credit card	29	28	31	32	31
Other consumer	5	24	18	21	22
Total consumer	175	208	206	202	184
Total	$362	$338	$273	$403	$251
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.10%	0.09%	0.08%	0.12%	0.08%
Commercial	0.07%	0.05%	0.03%	0.09%	0.03%
Consumer	0.17%	0.20%	0.20%	0.20%	0.19%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2026	2026	2026	2025	2025
Commercial
Commercial and industrial	$69	$76	$68	$57	$71
Commercial real estate	4	—	1	—	1
Total commercial	73	76	69	57	72
Consumer
Residential real estate
Non government insured	49	42	50	46	38
Government insured	183	188	195	163	126
Automobile	6	4	5	5	4
Credit card	57	56	64	65	63
Other consumer	6	37	39	44	44
Total consumer	301	327	353	323	275
Total	$374	$403	$422	$380	$347
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.10%	0.11%	0.12%	0.11%	0.11%
Commercial	0.03%	0.03%	0.03%	0.02%	0.03%
Consumer	0.30%	0.31%	0.34%	0.33%	0.28%
Total accruing loans past due	$1,301	$1,436	$1,558	$1,443	$1,233
Commercial	$377	$336	$509	$454	$309
Consumer	$924	$1,100	$1,049	$989	$924
Total accruing loans past due to total loans	0.34%	0.39%	0.43%	0.44%	0.38%
Commercial	0.14%	0.13%	0.20%	0.20%	0.14%
Consumer	0.91%	1.06%	1.00%	1.00%	0.93%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers who are serviced through our coast-to-coast branch network, digital channels, ATMs, or through our phone-based customer contact centers. Deposit products include checking, savings and money market accounts and time deposits. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. PNC Wealth Management offers brokerage, investment management and cash management products and services which include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, capital markets and advisory products and services to mid-sized and large corporations and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services and access to online/mobile information management and reporting services. Capital markets and advisory includes services and activities primarily related to merger and acquisitions advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting and customer-related trading. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management Group is composed of two operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families, including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families, which include estate, financial, tax, fiduciary and customized performance reporting.
•Institutional Asset Management provides outsourced chief investment officer, custody, cash and fixed income client solutions, and retirement plan fiduciary investment services to institutional clients, including corporations, healthcare systems, insurance companies, municipalities and non-profits.

Table 14: Period End Employees

	September 30	June 30	March 31	December 31	September 30
	2026	2026	2026	2025	2025
Full-time employees
Retail Banking	26,440	26,611	28,046	26,168	26,126
Other full-time employees	29,132	29,093	28,320	27,691	27,397
Total full-time employees	55,572	55,704	56,366	53,859	53,523
Part-time employees
Retail Banking	1,347	1,429	1,389	1,427	1,367
Other part-time employees	44	495	46	47	48
Total part-time employees	1,391	1,924	1,435	1,474	1,415
Total	56,963	57,628	57,801	55,333	54,938

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2026	2026	2026	2025	2025	2026	2025
Net Income (b)
Retail Banking	$1,425	$1,747	$1,349	$1,266	$1,351	$4,521	$3,885
Corporate & Institutional Banking	1,552	1,588	1,480	1,597	1,545	4,620	4,196
Asset Management Group	128	135	121	124	120	384	360
Other	(1,024)	(1,430)	(1,190)	(967)	(1,208)	(3,644)	(3,525)
Net income excluding noncontrolling interests	$2,081	$2,040	$1,760	$2,020	$1,808	$5,881	$4,916

Revenue (b)
Retail Banking	$4,088	$4,518	$4,007	$3,792	$3,840	$12,613	$11,211
Corporate & Institutional Banking	3,212	3,283	3,086	3,175	3,020	9,581	8,602
Asset Management Group	459	462	455	444	433	1,376	1,282
Other	(1,197)	(1,388)	(1,383)	(1,340)	(1,378)	(3,968)	(4,067)
Total revenue	$6,562	$6,875	$6,165	$6,071	$5,915	$19,602	$17,028
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.
(b)During the second quarter of 2026, PNC updated its internal funds transfer pricing methodology. The update resulted in impacts to net interest income and associated income statement line items for all business segments. Prior periods have been adjusted to conform with the current presentation.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 16: Retail Banking (Unaudited) (a)

	Three months ended						Nine months ended
	September 30	June 30		March 31	December 31	September 30	September 30	September 30
Dollars in millions	2026	2026		2026	2025	2025	2026	2025
Income Statement
Net interest income (b)	$3,246	$3,291		$3,237	$3,022	$3,050	$9,774	$8,933
Noninterest income	842	1,227		770	770	790	2,839	2,278
Total revenue (b)	4,088	4,518		4,007	3,792	3,840	12,613	11,211
Provision for credit losses	115	120		124	155	126	359	377
Noninterest expense
Personnel	561	551		571	535	529	1,683	1,606
Segment allocations (c)	1,069	1,090		1,088	1,020	979	3,247	2,924
Depreciation and amortization	138	138		132	95	97	408	270
Other (d)	336	332		324	327	336	992	933
Total noninterest expense	2,104	2,111		2,115	1,977	1,941	6,330	5,733
Pre-tax earnings (b)	1,869	2,287		1,768	1,660	1,773	5,924	5,101
Income taxes (b)	435	532		412	387	413	1,379	1,188
Noncontrolling interests	9	8		7	7	9	24	28
Earnings (b)	$1,425	$1,747	752	$1,349	$1,266	$1,351	$4,521	$3,885
Average Balance Sheet
Loans held for sale	$1,169	$616		$562	$699	$785	$785	$839
Loans
Consumer
Residential real estate	$37,503	$38,348		$38,939	$33,336	$34,043	$38,259	$34,624
Home equity	24,862	24,859		24,913	24,559	24,551	24,878	24,549
Automobile	15,609	16,058		16,499	16,403	16,035	16,052	15,674
Credit card	7,362	7,128		6,912	6,754	6,561	7,135	6,537
Other consumer	2,648	3,164		3,257	3,320	3,334	3,021	3,357
Total consumer	87,984	89,557		90,520	84,372	84,524	89,345	84,741
Commercial	19,899	20,989		20,423	12,603	12,353	20,435	12,638
Total loans	$107,883	$110,546		$110,943	$96,975	$96,877	$109,780	$97,379
Total assets	$127,602	$130,460		$130,616	$113,714	$114,146	$129,546	$114,447
Deposits
Noninterest-bearing	$60,052	$60,547		$58,714	$52,125	$52,604	$59,776	$52,093
Interest-bearing	207,054	211,055		209,519	191,941	190,652	209,200	190,470
Total deposits	$267,106	$271,602		$268,233	$244,066	$243,256	$268,976	$242,563
Performance Ratios (b)
Return on average assets	4.43%	5.37%		4.19%	4.42%	4.70%	4.67%	4.54%
Noninterest income to total revenue	21%	27%		19%	20%	21%	23%	20%
Efficiency	51%	47%		53%	52%	51%	50%	51%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Retail Banking (Unaudited) (Continued)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions, except as noted	2026	2026	2026	2025	2025	2026	2025
Supplemental Noninterest Income Information
Asset management and brokerage	$179	$172	$161	$155	$154	$512	$456
Card and cash management	$350	$350	$322	$328	$334	$1,022	$958
Lending and deposit services	$211	$204	$200	$199	$199	$615	$573
Residential and commercial mortgage	$71	$83	$63	$78	$89	$217	$215
Other income - Gains related to Visa share exchange	$11	$448	$—	$—	$—	$459	$—
Residential Mortgage Information
Residential mortgage servicing statistics (e)
Serviced portfolio balance (in billions) (f)	$207	$209	$212	$198	$199
MSR asset value (f)	$2,908	$2,762	$2,786	$2,638	$2,622
Servicing income:
Servicing fees, net (g)	$58	$61	$68	$63	$60	$187	$191
Mortgage servicing rights valuation, net of economic hedge	$(4)	$3	$(27)	$(5)	$18	$(28)	$16
Residential mortgage loan statistics
Loan origination volume (in billions)	$1.4	$1.7	$1.5	$1.6	$1.5	$4.6	$4.2
Loan sale margin percentage	2.04%	2.01%	2.25%	1.88%	1.67%	2.10%	1.10%
Other Information
Credit-related statistics
Nonperforming assets (f)	$978	$944	$932	$840	$827
Net charge-offs - loans and leases	$154	$123	$118	$116	$126	$395	$390
Other statistics
Branches (f)(h)	2,302	2,304	2,315	2,224	2,219
Brokerage account client assets (in billions) (f)(i)	$97	$97	$91	$91	$89
(a)See note (a) on page 12.
(b)See note (b) on page 12.
(c)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(d)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(e)Represents mortgage loan servicing balances for third parties and the related income.
(f)Presented as of period end.
(g)Servicing fees net of impact of decrease in MSR value due to passage of time, which includes the impact from regularly scheduled loan principal payments, prepayments and loans paid off during the period.
(h)Reflects all branches excluding standalone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(i)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2026	2026	2026	2025	2025	2026	2025
Income Statement
Net interest income (b)	$2,045	$1,992	$1,942	$1,965	$1,888	$5,979	$5,470
Noninterest income	1,167	1,291	1,144	1,210	1,132	3,602	3,132
Total revenue (b)	3,212	3,283	3,086	3,175	3,020	9,581	8,602
Provision for credit losses	76	76	77	14	44	229	277
Noninterest expense
Personnel	455	502	460	472	403	1,417	1,149
Segment allocations (c)	436	418	424	422	387	1,278	1,151
Depreciation and amortization	47	50	46	55	46	143	146
Other (d)	168	161	146	158	140	475	436
Total noninterest expense	1,106	1,131	1,076	1,107	976	3,313	2,882
Pre-tax earnings (b)	2,030	2,076	1,933	2,054	2,000	6,039	5,443
Income taxes (b)	473	483	448	451	450	1,404	1,233
Noncontrolling interests	5	5	5	6	5	15	14
Earnings (b)	$1,552	$1,588	$1,480	$1,597	$1,545	$4,620	$4,196
Average Balance Sheet
Loans held for sale	$566	$635	$665	$632	$691	$622	$575
Loans
Commercial
Commercial and industrial	$216,681	$207,046	$194,711	$185,195	$182,484	$206,227	$176,773
Commercial real estate	31,009	29,008	28,802	29,374	30,032	29,614	31,041
Total commercial	247,690	236,054	223,513	214,569	212,516	235,841	207,814
Consumer	4	3	3	2	2	3	3
Total loans	$247,694	$236,057	$223,516	$214,571	$212,518	$235,844	$207,817
Total assets	$276,846	$263,912	$249,789	$241,169	$238,338	$263,615	$233,307
Deposits
Noninterest-bearing	$39,744	$41,441	$38,959	$41,308	$38,732	$40,051	$39,140
Interest-bearing	124,287	117,169	122,219	122,457	116,460	121,233	110,775
Total deposits	$164,031	$158,610	$161,178	$163,765	$155,192	$161,284	$149,915
Performance Ratios (b)
Return on average assets	2.22%	2.41%	2.40%	2.63%	2.57%	2.34%	2.40%
Noninterest income to total revenue	36%	39%	37%	38%	37%	38%	36%
Efficiency	34%	34%	35%	35%	32%	35%	34%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Corporate & Institutional Banking (Unaudited) (Continued)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2026	2026	2026	2025	2025	2026	2025
Other Information
Consolidated revenue from:
Treasury Management (b) (e)	$1,175	$1,171	$1,171	$1,199	$1,122	$3,517	$3,252
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (b) (f)	$23	$23	$14	$34	$23	$60	$73
Commercial mortgage loan servicing income (b) (g)	123	127	120	128	135	370	373
Commercial mortgage servicing rights valuation, net of economic hedge	38	33	28	37	47	99	122
Total	$184	$183	$162	$199	$205	$529	$568
Commercial mortgage servicing statistics
Serviced portfolio balance (in billions) (h)(i)	$294	$294	$296	$294	$293
MSR asset value (h)	$1,141	$1,039	$1,029	$1,021	$1,006
Average loans by C&IB business (j)
Corporate Banking	$146,425	$139,370	$128,837	$121,379	$118,445	$138,275	$114,151
Real Estate	44,466	41,002	41,074	40,836	41,863	42,193	42,555
Business Credit	37,011	36,012	33,944	32,552	32,412	35,667	31,342
Equipment Finance	10,723	10,717	10,595	10,551	10,476	10,678	10,390
Commercial Banking	6,000	5,944	5,976	5,904	6,063	5,973	6,173
Other	3,069	3,012	3,090	3,349	3,259	3,058	3,206
Total average loans	$247,694	$236,057	$223,516	$214,571	$212,518	$235,844	$207,817
Credit-related statistics
Nonperforming assets (h)	$1,216	$1,066	$1,309	$1,375	$1,323
Net charge-offs - loans and leases	$106	$105	$92	$49	$53	$303	$200
(a)See note (a) on page 12.
(b)See note (b) on page 12.
(c)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(d)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(e)Amounts are reported in net interest income and noninterest income.
(f)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(g)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to time and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(h)Presented as of period end.
(i)Represents balances related to capitalized servicing.
(j)During the second quarter of 2026, certain equipment finance activity was centralized and established as a business unit within C&IB. As a result, certain loans were reclassified from Corporate Banking, Commercial Banking and Other to Equipment Finance. Prior periods have been adjusted to conform with the current presentation.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions, except as noted	2026	2026	2026	2025	2025	2026	2025
Income Statement
Net interest income (b)	$188	$191	$193	$184	$179	$572	$541
Noninterest income	271	271	262	260	254	804	741
Total revenue (b)	459	462	455	444	433	1,376	1,282
Provision for (recapture of) credit losses	(4)	(3)	5	(11)	4	(2)	(8)
Noninterest expense
Personnel	122	120	125	120	115	367	351
Segment allocations (c)	135	128	127	133	120	390	355
Depreciation and amortization	11	11	10	11	9	32	27
Other (d)	28	30	30	29	29	88	87
Total noninterest expense	296	289	292	293	273	877	820
Pre-tax earnings (b)	167	176	158	162	156	501	470
Income taxes (b)	39	41	37	38	36	117	110
Earnings (b)	$128	$135	$121	$124	$120	$384	$360
Average Balance Sheet
Loans
Consumer
Residential real estate	$9,938	$9,866	$9,826	$9,876	$9,937	$9,877	$9,919
Other consumer	4,070	3,964	3,735	3,673	3,574	3,924	3,530
Total consumer	14,008	13,830	13,561	13,549	13,511	13,801	13,449
Commercial	773	814	835	566	659	807	682
Total loans	$14,781	$14,644	$14,396	$14,115	$14,170	$14,608	$14,131
Total assets	$15,185	$15,048	$14,804	$14,505	$14,575	$15,014	$14,562
Deposits
Noninterest-bearing	$1,523	$1,459	$1,411	$1,387	$1,426	$1,465	$1,517
Interest-bearing	25,375	25,575	26,310	25,564	25,437	25,750	25,621
Total deposits	$26,898	$27,034	$27,721	$26,951	$26,863	$27,215	$27,138
Performance Ratios (b)
Return on average assets	3.34%	3.60%	3.31%	3.39%	3.27%	3.42%	3.31%
Noninterest income to total revenue	59%	59%	58%	59%	59%	58%	58%
Efficiency	64%	63%	64%	66%	63%	64%	64%
Other Information
Nonperforming assets (e)	$43	$45	$45	$52	$58
Net charge-offs (recoveries) - loans and leases	$(1)	$1	$—	$—	$2	$—	$1
Client Assets Under Administration (in billions) (e)(f)
Discretionary client assets under management
PNC Private Bank	$146	$146	$136	$138	$137
Institutional Asset Management	104	101	94	96	91
Total discretionary clients assets under management	250	247	230	234	228
Nondiscretionary client assets under administration	249	256	233	238	212
Total	$499	$503	$463	$472	$440
(a)See note (a) on page 12.
(b)See note (b) on page 12.
(c)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(d)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(e)Presented as of period end.
(f)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Glossary of Terms

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity tier 1 capital.

Basel III common equity tier 1 capital ratio – Common equity tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III tier 1 capital – Common equity tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “special mention,” “substandard” or “doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Efficiency – Noninterest expense divided by total revenue.

Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III tier 1 capital divided by average quarterly adjusted total assets.

Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO, foreclosed and other assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Purchased credit deteriorated assets (PCD) – Acquired loans or debt securities that, at acquisition, are determined to have experienced a more-than-insignificant deterioration in credit quality since origination or issuance.

Purchased seasoned loans (PSL) – Acquired loans that, at acquisition, have not experienced a more-than-insignificant credit deterioration since origination and are deemed "seasoned". A loan is seasoned if it was purchased more than 90 days after origination and PNC was not involved in the origination of the loan. All loans that are acquired without credit deterioration through a business combination are deemed "seasoned".

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III tier 1 capital divided by Supplementary leverage exposure.

Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.